News Release

Media Contact: Jennifer Garber
24-Hour: 800.559.3853
Analyst Contact: Jack Sullivan
Office: 980.373.3564
November 4, 2022

Duke Energy reports third-quarter 2022 financial results
▪Third-quarter 2022 reported EPS of $1.81 and adjusted EPS of $1.78 driven by strong volumes in Electric Utilities and Infrastructure
▪Completed strategic review of Commercial Renewables business and initiated sale process; segment will be presented as discontinued operations in Q4
▪Updated 2022 adjusted EPS guidance range and introduced 2023 adjusted EPS guidance range, both excluding Commercial Renewables
•2022 guidance range of $5.20 to $5.30, with a midpoint of $5.25
•2023 guidance range of $5.55 to $5.75, with a midpoint of $5.65
▪Extended long-term growth rate of 5% to 7% through 2027 off the $5.65 midpoint of 2023 adjusted EPS guidance
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced third-quarter 2022 reported EPS of $1.81, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.78. This is compared to reported EPS of $1.79 and adjusted EPS of $1.88 for the third quarter of 2021.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. The difference between the third-quarter 2022 reported and adjusted EPS is due to income recorded from discontinued operations related to the International Disposal Group, which was sold in 2016.
Lower third-quarter 2022 adjusted results were led by fewer commercial renewable projects placed in service, higher depreciation and amortization, lower returns on investments and higher interest expense. These items were partially offset by higher volumes and lower O&M expense.
"We remain on track to deliver strong results from our regulated utilities in 2022, while advancing our clean energy transition and continuing to deliver exceptional value to our customers, stakeholders and investors,” said Lynn Good, Duke Energy chair, president and chief executive officer.
“We’re encouraged by the market response to our Commercial Renewables business and will proceed with a sale targeting a second-quarter 2023 closing. Our regulated utilities are well-positioned to deliver long-term earnings growth of 5% to 7% and we are targeting $5.55 - $5.75 for 2023.”

Duke Energy News Release    2

Business segment results
In addition to the following summary of third-quarter 2022 business segment performance, comprehensive tables with detailed EPS drivers for the third quarter compared to prior year are provided at the end of this news release.
The discussion below of third-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported and adjusted basis, Electric Utilities and Infrastructure recognized third-quarter 2022 segment income of $1,540 million, compared to reported and adjusted segment income of $1,425 million and $1,489 million, respectively, in the third quarter of 2021. On an adjusted basis, this represents an increase of $0.06 per share. Higher quarterly results were primarily due to higher volumes (+$0.08 per share) and lower O&M expense (+$0.06 per share), partially offset by higher depreciation and amortization on a growing asset base (-$0.04 per share), unfavorable weather (-$0.01 per share) and GIC minority interest impact (-$0.01 per share).
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized third-quarter 2022 segment income of $4 million, compared to reported and adjusted loss of $3 million and $5 million, respectively, in the third quarter of 2021. On an adjusted basis, this represents an increase of $0.01 per share. Higher quarterly results were primarily driven by riders and other retail margin.
Commercial Renewables
On a reported and adjusted basis, Commercial Renewables recognized third-quarter 2022 segment loss of $2 million, compared to segment income of $78 million in the third quarter of 2021. On an adjusted basis, this represents a decrease of $0.10 per share. Lower quarterly results were driven by fewer renewable projects placed in service.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a third-quarter 2022 segment net loss of $186 million, compared to reported and adjusted segment net losses of $134 million and $127 million, respectively, in the third quarter of 2021. On an adjusted basis, this represents a decrease of $0.07 per share. Lower quarterly results were primarily due to higher interest expense and lower returns on investments.

Duke Energy News Release    3

Effective tax rate
Duke Energy's consolidated reported effective tax rate for the third quarter of 2022 was 8.4% compared to 6.6% in the third quarter of 2021. The increase in the effective tax rate was primarily due to a decrease in the amortization of excess deferred taxes.
The effective tax rate including noncontrolling interests and preferred dividends and excluding special items for the third quarter of 2022 was 8.3% compared to 7.1% in the third quarter of 2021. The increase was primarily due to a decrease in the amortization of excess deferred taxes.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 9 a.m. ET today to discuss third-quarter 2022 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chair, president and chief executive officer, and Brian Savoy, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 833.927.1758 in the U.S. or 929.526.1599 outside the U.S. The confirmation code is 714151. Please call in 10 to 15 minutes prior to the scheduled start time.
A recording of the webcast with transcript will be available on the investors' section of the company’s website by November 4.
Special Items and Non-GAAP Reconciliation
The following tables present a reconciliation of GAAP reported earnings per share to adjusted earnings per share for third-quarter 2022 and 2021 financial results:

(In millions, except per share amounts)	After-Tax Amount	3Q 2022 EPS	3Q 2021 EPS
EPS, as reported		$1.81	$1.79
Adjustments to reported EPS:
Third Quarter 2022
Mark-to-Market	$(4)	—
Discontinued operations(a)	(23)	(0.03)
Third Quarter 2021
Gas pipeline investments	$(2)		—
Workplace and Workforce Realignment	7		—
Regulatory Settlements	64		0.09
Total adjustments		$(0.03)	$0.09
EPS, adjusted		$1.78	$1.88
(a) Represents a reduction to a previously accrued liability as a result of the expiration of tax statutes related to the International Disposal Group.

Duke Energy News Release    4

Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and per share amounts, adjusted for the dollar and per share impact of special items. The effective tax rate including noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
Special items included in the periods presented include the following items, which management believes do not reflect ongoing costs:
•Mark-to-Market represents the income statement impact of derivative instruments that do not qualify for hedge accounting or regulatory accounting.
•Gas pipeline investments represents additional exit obligations related to ACP.
•Workplace and Workforce Realignment represents costs attributable to business transformation, including long-term real estate strategy changes and workforce realignment.
•Regulatory settlements represents an impairment charge related to the South Carolina Supreme Court decision on coal ash, insurance proceeds and Duke Energy Carolinas and Duke Energy Progress coal ash settlement.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).

Duke Energy News Release    5

Management evaluates segment performance based on segment income (loss) and other net loss. Segment income (loss) is defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income (loss) includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income (loss) adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income (loss) and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. Its electric utilities serve 8.2 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 50,000 megawatts of energy capacity. Its natural gas unit serves 1.6 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky. The company employs 28,000 people.

Duke Energy is executing an aggressive clean energy transition to achieve its goals of net-zero methane emissions from its natural gas business by 2030 and net-zero carbon emissions from electricity generation by 2050. The company has interim carbon emission targets of at least 50% reduction from electric generation by 2030, 50% for Scope 2 and certain Scope 3 upstream and downstream emissions by 2035, and 80% from electric generation by 2040. In addition, the company is investing in major electric grid enhancements and energy storage, and exploring zero-emission power generation technologies such as hydrogen and advanced nuclear.

Duke Energy was named to Fortune’s 2022 “World’s Most Admired Companies” list and Forbes’ “World’s Best Employers” list. More information is available at duke-energy.com. The Duke Energy News Center contains news releases, fact sheets, photos and videos. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.

Duke Energy News Release    6

Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The impact of the COVID-19 pandemic;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;
◦Advancements in technology;
◦Additional competition in electric and natural gas markets and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing investor, customer and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

Duke Energy News Release    7

◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility's generation mix, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;
◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;
◦The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;
◦The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or equity method investment carrying values;
◦Asset or business acquisitions and dispositions, including our ability to successfully consummate the second closing of the minority investment in Duke Energy Indiana, may not yield the anticipated benefits;
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and
◦The ability to implement our business strategy, including its carbon emission reduction goals.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended September 30, 2022
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Mark-to-Market		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,540	$—		$—		$—	$1,540
Gas Utilities and Infrastructure	4	—		—		—	4
Commercial Renewables	2	(4)	A	—		(4)	(2)
Total Reportable Segment Income	1,546	(4)		—		(4)	1,542
Other	(186)	—		—		—	(186)
Discontinued Operations	23	—		(23)	B	(23)	—
Net Income Available to Duke Energy Corporation Common Stockholders	$1,383	$(4)		$(23)		$(27)	$1,356
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.81	$—		$(0.03)		$(0.03)	$1.78
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Net of $2 million tax expense. $6 million recorded within Nonregulated electric and other (Operating revenues) related to derivative contracts that do not qualify for hedge accounting or regulatory treatment on the Condensed Consolidated Statements of Operations.
B – Related to the International Disposal Group and recorded in Income from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2022
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Regulatory Matters		Mark-to-Market		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$3,237	$157	A	$—		$—		$157	$3,394
Gas Utilities and Infrastructure	277	—		—		—		—	277
Commercial Renewables	43	—		12	B	—		12	55
Total Reportable Segment Income	3,557	157		12		—		169	3,726
Other	(486)	—				—		—	(486)
Discontinued Operations	23	—		—		(23)	C	(23)	—
Net Income Available to Duke Energy Corporation Common Stockholders	$3,094	$157		$12		$(23)		$146	$3,240
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$4.03	$0.20		$0.02		$(0.03)		$0.19	$4.22
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Net of $80 million tax benefit. $211 million recorded within Impairment of assets and other charges, $46 million within Regulated electric (Operating revenues) and $20 million within Noncontrolling Interests related to the Duke Energy Indiana Supreme Court ruling on the Condensed Consolidated Statements of Operations.
B – Net of $3 million tax benefit. $15 million recorded within Nonregulated electric and other (Operating revenues) related to derivative contracts that do not qualify for hedge accounting or regulatory treatment on the Condensed Consolidated Statements of Operations.
C – Related to the International Disposal Group and recorded in Income from Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended September 30, 2021
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Gas Pipeline Investments		Workplace and Workforce Realignment		Regulatory Settlements		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,425	$—		$—		64	C	$64	$1,489
Gas Utilities and Infrastructure	(3)	(2)	A	—		—		(2)	(5)
Commercial Renewables	78	—		—		—		—	78
Total Reportable Segment Income	1,500	(2)		—		64		62	1,562
Other	(134)	—		7	B	—		7	(127)
Net Income Available to Duke Energy Corporation Common Stockholders	$1,366	$(2)		$7		$64		$69	$1,435
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.79	$—		$—		$0.09		$0.09	$1.88
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Net of $1 million tax expense. $3 million recorded within Equity in earnings of unconsolidated affiliates related to exit obligations for ACP on the Condensed Consolidated Statements of Operations.

B – Net of $2 million tax benefit. $8 million recorded within Impairment of assets and other charges and $1 million within Operations, maintenance and other related to costs attributable to business transformation, including long-term real estate strategy changes and workforce realignment on the Condensed Consolidated Statements of Operations.

C – Net of $18 million tax benefit at Duke Energy Carolinas and $1 million tax benefit at Duke Energy Progress.

• $160 million of expense recorded within Impairment of assets and other charges, $77 million of income recorded within Other income and expenses, $5 million of expense within Operations, maintenance and other, $13 million of income within Regulated electric operating revenues and $3 million of expense within Interest expense on the Duke Energy Carolinas' Condensed Consolidated Statement of Operations related to the South Carolina Supreme Court decision on coal ash and insurance proceeds.

• $42 million of expense recorded within Impairment of assets and other charges, $34 million of income recorded within Other income and expenses, $7 million of expense within Operations, maintenance and other, $15 million of income within Regulated electric operating revenues and $5 million of expense within Interest expense on the Duke Energy Progress' Condensed Consolidated Statement of Operations related to the South Carolina Supreme Court decision on coal ash and insurance proceeds.

Weighted Average Shares (reported and adjusted) – 769 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2021
(Dollars in millions, except per share amounts)

		Special Items
	Reported Earnings	Gas Pipeline Investments		Workplace and Workforce Realignment		Regulatory Settlements		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$3,180	$—		$—		$64	C	$64	$3,244
Gas Utilities and Infrastructure	259	15	A	—		—		15	274
Commercial Renewables	152	—		—		—		—	152
Total Reportable Segment Income	3,591	15		—		64		79	3,670
Other	(521)	—		142	B	—		142	(379)
Net Income Available to Duke Energy Corporation Common Stockholders	$3,070	$15		$142		$64		$221	$3,291
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$4.00	$0.02		$0.19		$0.09		$0.30	$4.30

Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Net of $4 million tax benefit. $19 million recorded within Equity in earnings of unconsolidated affiliates related to exit obligations for ACP on the Condensed Consolidated Statements of Operations.
B – Net of $42 million tax benefit. $139 million recorded within Impairment of assets and other charges, $28 million within Operations, maintenance and other, and $17 million within Depreciation and amortization related to costs attributable to business transformation, including long-term real estate strategy changes and workforce realignment on the Condensed Consolidated Statements of Operations.
C – Net of $18 million tax benefit at Duke Energy Carolinas and $1 million tax benefit at Duke Energy Progress.

• $160 million of expense recorded within Impairment of assets and other charges, $77 million of income recorded within Other income and expenses, $5 million of expense within Operations, maintenance and other, $13 million of income within Regulated electric operating revenues and $3 million of expense within Interest expense on the Duke Energy Carolinas' Condensed Consolidated Statement of Operations related to the South Carolina Supreme Court decision on coal ash and insurance proceeds.

• $42 million of expense recorded within Impairment of assets and other charges, $34 million of income recorded within Other income and expenses, $7 million of expense within Operations, maintenance and other, $15 million of income within Regulated electric operating revenues and $5 million of expense within Interest expense on the Duke Energy Progress' Condensed Consolidated Statement of Operations related to the South Carolina Supreme Court decision on coal ash and insurance proceeds.

Weighted Average Shares (reported and adjusted) – 769 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
September 2022
(Dollars in millions)

	Three Months Ended September 30, 2022		Nine Months Ended September 30, 2022
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,518		$3,281
Regulatory Matters	—		257
Mark-to-Market	(6)		15
Noncontrolling Interests	6		45
Preferred Dividends	(39)		(92)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,479		$3,506

Reported Income Tax Expense From Continuing Operations	$128	8.4%	$191	5.8%
Regulatory Matters	—		80
Mark-to-Market	(2)		3
Noncontrolling Interest Portion of Income Taxes(a)	(3)		(8)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$123	8.3%	$266	7.6%
(a)    Income tax related to non-pass-through entities for tax purposes.

	Three Months Ended September 30, 2021		Nine Months Ended September 30, 2021
	Balance	Effective Tax Rate	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,366		$3,125
Gas Pipeline Investments	(3)		19
Workplace and Workforce Realignment	9		184
Regulatory Settlements	83		83
Noncontrolling Interests	129		247
Preferred Dividends	(39)		(92)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,545		$3,566

Reported Income Tax Expense From Continuing Operations	$90	6.6%	$210	6.7%
Gas Pipeline Investments	(1)		4
Workplace and Workforce Realignment	2		42
Regulatory Settlements	19		19
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$110	7.1%	$275	7.7%

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
September 2022 QTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Discontinued Operations	Consolidated
2021 QTD Reported Earnings Per Share	$1.85	$(0.01)	$0.10	$(0.15)	$—	$1.79
Regulatory Settlements	0.09	—	—	—	—	0.09
2021 QTD Adjusted Earnings Per Share	$1.94	$(0.01)	$0.10	$(0.15)	$—	$1.88
Weather	(0.01)	—	—	—	—	(0.01)
Volume(a)	0.08	—	—	—	—	0.08
Riders and Other Retail Margin(b)	(0.03)	0.02	—	—	—	(0.01)
Rate case impacts, net(c)	(0.01)	—	—	—	—	(0.01)
Wholesale	0.03	—	—	—	—	0.03
Operations and maintenance, net of recoverables(d)	0.06	(0.01)	—	—	—	0.05
Duke Energy Renewables(e)	—	—	(0.10)	—	—	(0.10)
Interest Expense(f)	—	—	—	(0.03)	—	(0.03)
AFUDC Equity	0.01	—	—	—	—	0.01
Depreciation and amortization(f)	(0.04)	—	—	—	—	(0.04)
Other(g)	(0.03)	—	—	(0.04)	—	(0.07)
Total variance	$0.06	$0.01	$(0.10)	$(0.07)	$—	$(0.10)
2022 QTD Adjusted Earnings Per Share	$2.00	$—	$—	$(0.22)	$—	$1.78
Discontinued Operations	—	—	—	—	0.03	0.03
2022 QTD Reported Earnings Per Share	$2.00	$—	$—	$(0.22)	$0.03	$1.81

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except Commercial Renewables, which uses an effective rate. Weighted average shares outstanding increased from 769 million shares to 770 million.

(a)    Includes block and seasonal pricing (+$0.07).
(b)    Electric Utilities and Infrastructure is primarily due to margin timing and higher purchased power.
(c)    Primarily due to higher interest expense and timing of estimated rate benefits throughout the year.
(d)    Electric Utilities and Infrastructure is primarily due to lower employee-related expenses.
(e)    Primarily due to fewer renewable projects placed in service in the current year.
(f)    Electric Utilities and Infrastructure excludes rate case impacts.
(g)    Electric Utilities and Infrastructure includes impact of GIC minority interest sale. Other includes lower returns on investments.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
September 2022 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Discontinued Operations	Consolidated
2021 YTD Reported Earnings Per Share	$4.13	$0.34	$0.20	$(0.67)	$—	$4.00
Gas Pipeline Investments	—	0.02	—	—	—	0.02
Regulatory Settlements	0.09	—	—	—	—	0.09
Workplace and Workforce Realignment	—	—	—	0.19	—	0.19
2021 YTD Adjusted Earnings Per Share	$4.22	$0.36	$0.20	$(0.48)	$—	$4.30
Weather	0.07	—	—	—	—	0.07
Volume(a)	0.35	—	—	—	—	0.35
Riders and Other Retail Margin(b)	(0.07)	0.05	—	—	—	(0.02)
Rate case impacts, net(c)	0.03	0.04	—	—	—	0.07
Wholesale	0.02	—	—	—	—	0.02
Operations and maintenance, net of recoverables(d)	(0.12)	(0.05)	—	—	—	(0.17)
Duke Energy Renewables(e)	—	—	(0.13)	—	—	(0.13)
Interest Expense(f)	(0.02)	(0.01)	—	(0.03)	—	(0.06)
AFUDC Equity	0.05	(0.01)	—	—	—	0.04
Depreciation and amortization(f)	(0.03)	(0.01)	—	—	—	(0.04)
Other(g)	(0.09)	(0.01)	—	(0.11)	—	(0.21)
Total variance	$0.19	$—	$(0.13)	$(0.14)	$—	$(0.08)
2022 YTD Adjusted Earnings Per Share	$4.41	$0.36	$0.07	$(0.62)	$—	$4.22
Regulatory Matters	(0.20)	—	—	—	—	(0.20)
Mark-to-Market	—	—	(0.02)	—	—	(0.02)
Discontinued Operations	—	—	—	—	0.03	0.03
2022 YTD Reported Earnings Per Share	$4.21	$0.36	$0.05	$(0.62)	$0.03	$4.03

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except for Commercial Renewables, which uses an effective rate. Weighted average shares outstanding increased from 769 million shares to 770 million.

(a)    Includes block and seasonal pricing (+$0.12).
(b)    Electric Utilities and Infrastructure includes higher purchased power, unfavorable fuel and margin timing and lower late payment revenues.
(c)    Electric Utilities and Infrastructure includes DEC and DEP North Carolina final rates, which became effective June 2021 (+$0.02) and DEF SBRA and multiyear rate plan (+$0.01); these rate case impacts include interest expense (-$0.04). Gas Utilities and Infrastructure includes the net impact of the PNG NC rate case, effective November 2021.
(d)    Electric Utilities and Infrastructure includes higher storm costs (-$0.06), higher plant outage and maintenance work, higher bad debt expense and legal costs, partially offset by lower employee-related expenses.
(e)    Primarily due to fewer renewable projects placed in service in the current year, partially offset by Texas Storm Uri impacts in the prior year (+$0.04).
(f)    Electric Utilities and Infrastructure excludes rate case impacts.
(g)    Electric Utilities and Infrastructure includes impact of GIC minority interest sale. Other includes lower returns on investments, partially offset by higher earnings at NMC.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Operating Revenues
Regulated electric	$7,374	$6,495	$19,381	$16,972
Regulated natural gas	397	263	1,824	1,314
Nonregulated electric and other	197	193	580	573
Total operating revenues	7,968	6,951	21,785	18,859
Operating Expenses
Fuel used in electric generation and purchased power	2,629	1,844	6,418	4,702
Cost of natural gas	189	75	859	430
Operation, maintenance and other	1,394	1,507	4,471	4,319
Depreciation and amortization	1,364	1,265	3,986	3,698
Property and other taxes	378	371	1,149	1,073
Impairment of assets and other charges	(4)	211	202	342
Total operating expenses	5,950	5,273	17,085	14,564
Gains on Sales of Other Assets and Other, net	6	9	16	11
Operating Income	2,024	1,687	4,716	4,306
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	26	22	87	14
Other income and expenses, net	89	238	293	493
Total other income and expenses	115	260	380	507
Interest Expense	621	581	1,815	1,688
Income From Continuing Operations Before Income Taxes	1,518	1,366	3,281	3,125
Income Tax Expense From Continuing Operations	128	90	191	210
Income From Continuing Operations	1,390	1,276	3,090	2,915
Income From Discontinued Operations, net of tax	23	—	23	—
Net Income	1,413	1,276	3,113	2,915
Add: Net Loss Attributable to Noncontrolling Interests	9	129	73	247
Net Income Attributable to Duke Energy Corporation	1,422	1,405	3,186	3,162
Less: Preferred Dividends	39	39	92	92
Net Income Available to Duke Energy Corporation Common Stockholders	$1,383	$1,366	$3,094	$3,070

Earnings Per Share – Basic and Diluted
Income from continuing operations available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.78	$1.79	$4.00	$4.00
Income from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$0.03	$—	$0.03	$—
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.81	$1.79	$4.03	$4.00
Weighted average shares outstanding
Basic and Diluted	770	769	770	769

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	September 30, 2022	December 31, 2021
ASSETS
Current Assets
Cash and cash equivalents	$453	$343
Receivables (net of allowance for doubtful accounts of $38 at 2022 and $46 at 2021)	1,092	1,173
Receivables of VIEs (net of allowance for doubtful accounts of $136 at 2022 and $76 at 2021)	3,120	2,437
Inventory	3,487	3,199
Regulatory assets (includes $105 at 2022 and 2021 related to VIEs)	3,576	2,150
Other (includes $243 at 2022 and $256 at 2021 related to VIEs)	1,244	638
Total current assets	12,972	9,940
Property, Plant and Equipment
Cost	169,053	161,819
Accumulated depreciation and amortization	(53,241)	(50,555)
Facilities to be retired, net	95	144
Net property, plant and equipment	115,907	111,408
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $1,742 at 2022 and $1,823 at 2021 related to VIEs)	13,835	12,487
Nuclear decommissioning trust funds	8,123	10,401
Operating lease right-of-use assets, net	1,199	1,266
Investments in equity method unconsolidated affiliates	951	970
Other (includes $164 at 2022 and $92 at 2021 related to VIEs)	4,050	3,812
Total other noncurrent assets	47,461	48,239
Total Assets	$176,340	$169,587
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$4,175	$3,629
Notes payable and commercial paper	3,606	3,304
Taxes accrued	946	749
Interest accrued	596	533
Current maturities of long-term debt (includes $635 at 2022 and $243 at 2021 related to VIEs)	3,249	3,387
Asset retirement obligations	798	647
Regulatory liabilities	1,338	1,211
Other	2,204	2,471
Total current liabilities	16,912	15,931
Long-Term Debt (includes $4,387 at 2022 and $4,854 at 2021 related to VIEs)	66,060	60,448
Other Noncurrent Liabilities
Deferred income taxes	10,244	9,379
Asset retirement obligations	12,152	12,129
Regulatory liabilities	14,017	16,152
Operating lease liabilities	1,004	1,074
Accrued pension and other post-retirement benefit costs	995	855
Investment tax credits	851	833
Other (includes $202 at 2022 and $319 at 2021 related to VIEs)	1,936	1,650
Total other noncurrent liabilities	41,199	42,072
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2022 and 2021	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2022 and 2021	989	989
Common Stock, $0.001 par value, 2 billion shares authorized; 770 million shares outstanding at 2022 and 769 million shares outstanding at 2021	1	1
Additional paid-in capital	44,397	44,371
Retained earnings	4,063	3,265
Accumulated other comprehensive loss	(78)	(303)
Total Duke Energy Corporation stockholders' equity	50,345	49,296
Noncontrolling interests	1,824	1,840
Total equity	52,169	51,136
Total Liabilities and Equity	$176,340	$169,587

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Nine Months Ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$3,113	$2,915
Adjustments to reconcile net income to net cash provided by operating activities	2,075	4,312
Net cash provided by operating activities	5,188	7,227

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(8,630)	(8,200)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	3,551	1,160

Net increase in cash, cash equivalents and restricted cash	109	187
Cash, cash equivalents and restricted cash at beginning of period	520	556
Cash, cash equivalents and restricted cash at end of period	$629	$743

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$7,382	$—	$—	$—	$(8)	$7,374
Regulated natural gas	—	421	—	—	(24)	397
Nonregulated electric and other	57	6	130	29	(25)	197
Total operating revenues	7,439	427	130	29	(57)	7,968
Operating Expenses
Fuel used in electric generation and purchased power	2,653	—	—	—	(24)	2,629
Cost of natural gas	—	189	—	—	—	189
Operation, maintenance and other	1,257	115	87	(33)	(32)	1,394
Depreciation and amortization	1,170	80	61	59	(6)	1,364
Property and other taxes	336	29	11	3	(1)	378
Impairment of assets and other charges	8	(12)	—	—	—	(4)
Total operating expenses	5,424	401	159	29	(63)	5,950
Gains on Sales of Other Assets and Other, net	7	—	—	—	(1)	6
Operating Income (Loss)	2,022	26	(29)	—	5	2,024
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	6	(2)	20	—	26
Other income and expenses, net	112	19	2	(15)	(29)	89
Total Other Income and Expenses	114	25	—	5	(29)	115
Interest Expense	377	45	18	205	(24)	621
Income (Loss) from Continuing Operations before Income Taxes	1,759	6	(47)	(200)	—	1,518
Income Tax Expense (Benefit) from Continuing Operations	207	2	(29)	(52)	—	128
Income (Loss) from Continuing Operations	1,552	4	(18)	(148)	—	1,390
Add: Net (Income) Loss Attributable to Noncontrolling Interest	(12)	—	20	1	—	9
Net Income (Loss) Attributable to Duke Energy Corporation	1,540	4	2	(147)	—	1,399
Less: Preferred Dividends	—	—	—	39	—	39
Segment Income / Other Net Loss	$1,540	$4	$2	$(186)	$—	$1,360
Income from Discontinued Operations, net of tax						23
Net Income Available to Duke Energy Corporation Common Stockholders						$1,383

Segment Income / Other Net Loss	$1,540	$4	$2	$(186)	$—	$1,360
Special Items	—	—	(4)	—	—	(4)
Adjusted Earnings(a)	$1,540	$4	$(2)	$(186)	$—	$1,356

(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$19,404	$—	$—	$—	$(23)	$19,381
Regulated natural gas	—	1,894	—	—	(70)	1,824
Nonregulated electric and other	172	18	372	89	(71)	580
Total operating revenues	19,576	1,912	372	89	(164)	21,785
Operating Expenses
Fuel used in electric generation and purchased power	6,481	—	—	—	(63)	6,418
Cost of natural gas	—	859	—	—	—	859
Operation, maintenance and other	4,011	410	251	(107)	(94)	4,471
Depreciation and amortization	3,411	241	181	174	(21)	3,986
Property and other taxes	1,004	103	31	11	—	1,149
Impairment of assets and other charges	214	(12)	—	—	—	202
Total operating expenses	15,121	1,601	463	78	(178)	17,085
Gains (Losses) on Sales of Other Assets and Other, net	12	4	(1)	1	—	16
Operating Income (Loss)	4,467	315	(92)	12	14	4,716
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	6	14	(5)	72	—	87
Other income and expenses, net	375	47	5	(80)	(54)	293
Total Other Income and Expenses	381	61	—	(8)	(54)	380
Interest Expense	1,144	127	55	529	(40)	1,815
Income (Loss) from Continuing Operations before Income Taxes	3,704	249	(147)	(525)	—	3,281
Income Tax Expense (Benefit) from Continuing Operations	448	(28)	(98)	(131)	—	191
Income (Loss) from Continuing Operations	3,256	277	(49)	(394)	—	3,090
Add: Net (Income) Loss Attributable to Noncontrolling Interest	(19)	—	92	—	—	73
Net Income (Loss) Attributable to Duke Energy Corporation	3,237	277	43	(394)	—	3,163
Less: Preferred Dividends	—	—	—	92	—	92
Segment Income / Other Net Loss	$3,237	$277	$43	$(486)	$—	$3,071
Income from Discontinued Operations, net of tax						23
Net Income Available to Duke Energy Corporation Common Stockholders						$3,094

Segment Income / Other Net Loss	$3,237	$277	$43	$(486)	$—	$3,071
Special Items	157	—	12	—	—	169
Adjusted Earnings(a)	$3,394	$277	$55	$(486)	$—	$3,240
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,569	$—	$—	$—	$(74)	$6,495
Regulated natural gas	—	285	—	—	(22)	263
Nonregulated electric and other	—	4	117	28	44	193
Total operating revenues	6,569	289	117	28	(52)	6,951
Operating Expenses
Fuel used in electric generation and purchased power	1,864	—	—	—	(20)	1,844
Cost of natural gas	—	75	—	—	—	75
Operation, maintenance and other	1,363	102	90	(20)	(28)	1,507
Depreciation and amortization	1,084	74	58	56	(7)	1,265
Property and other taxes	330	30	10	2	(1)	371
Impairment of assets and other charges	202	—	—	8	1	211
Total operating expenses	4,843	281	158	46	(55)	5,273
Gains (Losses) on Sales of Other Assets and Other, net	9	—	—	(1)	1	9
Operating Income (Loss)	1,735	8	(41)	(19)	4	1,687
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	3	10	(4)	13	—	22
Other income and expenses, net	217	15	2	12	(8)	238
Total Other Income and Expenses	220	25	(2)	25	(8)	260
Interest Expense	365	37	20	163	(4)	581
Income (Loss) Before Income Taxes	1,590	(4)	(63)	(157)	—	1,366
Income Tax Expense (Benefit)	160	(1)	(6)	(63)	—	90
Net Income (Loss)	1,430	(3)	(57)	(94)	—	1,276
Add: Net (Income) Loss Attributable to Noncontrolling Interest	(5)	—	135	(1)	—	129
Net Income (Loss) Attributable to Duke Energy Corporation	1,425	(3)	78	(95)	—	1,405
Less: Preferred Dividends	—	—	—	39	—	39
Segment Income (Loss) / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$1,425	$(3)	$78	$(134)	$—	$1,366
Special Items	64	(2)	—	7	—	69
Adjusted Earnings(a)	$1,489	$(5)	$78	$(127)	$—	$1,435
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income (Loss) / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30, 2021
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$17,185	$—	$—	$—	$(213)	$16,972
Regulated natural gas	—	1,381	—	—	(67)	1,314
Nonregulated electric and other	—	10	355	81	127	573
Total operating revenues	17,185	1,391	355	81	(153)	18,859
Operating Expenses
Fuel used in electric generation and purchased power	4,760	—	—	—	(58)	4,702
Cost of natural gas	—	430	—	—	—	430
Operation, maintenance and other	3,907	302	240	(43)	(87)	4,319
Depreciation and amortization	3,154	216	167	182	(21)	3,698
Property and other taxes	949	92	28	4	—	1,073
Impairment of assets and other charges	203	—	—	139	—	342
Total operating expenses	12,973	1,040	435	282	(166)	14,564
Gains (Losses) on Sales of Other Assets and Other, net	11	—	—	(1)	1	11
Operating Income (Loss)	4,223	351	(80)	(202)	14	4,306
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	8	2	(32)	36	—	14
Other income and expenses, net	413	50	8	42	(20)	493
Total Other Income and Expenses	421	52	(24)	78	(20)	507
Interest Expense	1,066	105	53	470	(6)	1,688
Income (Loss) Before Income Taxes	3,578	298	(157)	(594)	—	3,125
Income Tax Expense (Benefit)	393	39	(56)	(166)	—	210
Net Income (Loss)	3,185	259	(101)	(428)	—	2,915
Add: Net (Income) Loss Attributable to Noncontrolling Interest	(5)	—	253	(1)	—	247
Net Income (Loss) Attributable to Duke Energy Corporation	3,180	259	152	(429)	—	3,162
Less: Preferred Dividends	—	—	—	92	—	92
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$3,180	$259	$152	$(521)	$—	$3,070
Special Items	64	15	—	142	—	221
Adjusted Earnings(a)	$3,244	$274	$152	$(379)	$—	$3,291
(a)    See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income / Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	September 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$158	$8	$9	$279	$(1)	$453
Receivables, net	804	123	115	50	—	1,092
Receivables of variable interest entities, net	3,121	—	—	—	(1)	3,120
Receivables from affiliated companies	73	177	628	1,072	(1,950)	—
Notes receivable from affiliated companies	96	—	—	2,600	(2,696)	—
Inventory	3,221	145	83	38	—	3,487
Regulatory assets	3,284	188	—	103	1	3,576
Other	880	166	185	34	(21)	1,244
Total current assets	11,637	807	1,020	4,176	(4,668)	12,972
Property, Plant and Equipment
Cost	143,835	14,853	7,815	2,643	(93)	169,053
Accumulated depreciation and amortization	(47,087)	(3,035)	(1,630)	(1,490)	1	(53,241)
Facilities to be retired, net	86	9	—	—	—	95
Net property, plant and equipment	96,834	11,827	6,185	1,153	(92)	115,907
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	—	19,303
Regulatory assets	12,590	790	—	455	—	13,835
Nuclear decommissioning trust funds	8,123	—	—	—	—	8,123
Operating lease right-of-use assets, net	807	13	125	254	—	1,199
Investments in equity method unconsolidated affiliates	100	230	511	110	—	951
Investment in consolidated subsidiaries	591	3	(1)	69,129	(69,722)	—
Other	2,359	355	294	2,719	(1,677)	4,050
Total other noncurrent assets	41,949	3,315	929	72,667	(71,399)	47,461
Total Assets	150,420	15,949	8,134	77,996	(76,159)	176,340
Segment reclassifications, intercompany balances and other	(902)	(149)	(627)	(74,477)	76,155	—
Segment Assets	$149,518	$15,800	$7,507	$3,519	$(4)	$176,340

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2022
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$3,181	$361	$75	$558	$—	$4,175
Accounts payable to affiliated companies	602	25	718	522	(1,867)	—
Notes payable to affiliated companies	2,186	486	21	48	(2,741)	—
Notes payable and commercial paper	—	—	—	3,606	—	3,606
Taxes accrued	901	48	(19)	15	1	946
Interest accrued	356	52	2	186	—	596
Current maturities of long-term debt	2,002	108	285	859	(5)	3,249
Asset retirement obligations	798	—	—	—	—	798
Regulatory liabilities	1,249	89	—	—	—	1,338
Other	1,494	144	86	542	(62)	2,204
Total current liabilities	12,769	1,313	1,168	6,336	(4,674)	16,912
Long-Term Debt	39,133	3,979	1,252	21,785	(89)	66,060
Long-Term Debt Payable to Affiliated Companies	1,670	7	—	—	(1,677)	—
Other Noncurrent Liabilities
Deferred income taxes	11,449	1,197	(532)	(1,869)	(1)	10,244
Asset retirement obligations	11,894	78	180	—	—	12,152
Regulatory liabilities	12,672	1,316	—	29	—	14,017
Operating lease liabilities	701	11	131	161	—	1,004
Accrued pension and other post-retirement benefit costs	447	30	(21)	539	—	995
Investment tax credits	850	1	—	—	—	851
Other	817	266	413	625	(185)	1,936
Total other noncurrent liabilities	38,830	2,899	171	(515)	(186)	41,199
Equity
Total Duke Energy Corporation stockholders' equity	57,583	7,749	4,126	50,420	(69,533)	50,345
Noncontrolling interests	435	2	1,417	(30)	—	1,824
Total equity	58,018	7,751	5,543	50,390	(69,533)	52,169
Total Liabilities and Equity	150,420	15,949	8,134	77,996	(76,159)	176,340
Segment reclassifications, intercompany balances and other	(902)	(149)	(627)	(74,477)	76,155	—
Segment Liabilities and Equity	$149,518	$15,800	$7,507	$3,519	$(4)	$176,340

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended September 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$2,175	$1,969	$1,907	$507	$1,095	$(214)	$7,439
Operating Expenses
Fuel used in electric generation and purchased power	544	749	856	185	556	(237)	2,653
Operation, maintenance and other	432	347	225	92	177	(16)	1,257
Depreciation and amortization	375	313	249	60	167	6	1,170
Property and other taxes	88	46	123	65	13	1	336
Impairment of assets and other charges	6	—	—	1	—	1	8
Total operating expenses	1,445	1,455	1,453	403	913	(245)	5,424
Gains on Sales of Other Assets and Other, net	4	1	3	—	—	(1)	7
Operating Income	734	515	457	104	182	30	2,022
Other Income and Expenses, net(b)	59	27	22	3	10	(7)	114
Interest Expense	131	85	84	23	48	6	377
Income Before Income Taxes	662	457	395	84	144	17	1,759
Income Tax Expense	36	59	73	10	25	4	207
Less: Income Attributable to Noncontrolling Interest	—	—	—	—	—	12	12
Segment Income	$626	$398	$322	$74	$119	$1	$1,540
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $28 million for Duke Energy Carolinas, $14 million for Duke Energy Progress, $3 million for Duke Energy Florida, $1 million for Duke Energy Ohio and $2 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Nine Months Ended September 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$5,844	$5,182	$4,890	$1,320	$2,835	$(495)	$19,576
Operating Expenses
Fuel used in electric generation and purchased power	1,423	1,916	2,011	439	1,234	(542)	6,481
Operation, maintenance and other	1,402	1,093	711	264	548	(7)	4,011
Depreciation and amortization	1,138	890	717	173	478	15	3,411
Property and other taxes	258	136	335	214	60	1	1,004
Impairment of assets and other charges	(3)	4	—	1	211	1	214
Total operating expenses	4,218	4,039	3,774	1,091	2,531	(532)	15,121
Gains on Sales of Other Assets and Other, net	4	2	5	—	—	1	12
Operating Income	1,630	1,145	1,121	229	304	38	4,467
Other Income and Expenses, net(b)	174	86	84	11	28	(2)	381
Interest Expense	415	260	258	66	138	7	1,144
Income Before Income Taxes	1,389	971	947	174	194	29	3,704
Income Tax Expense	90	131	183	22	3	19	448
Less: Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	19	19
Segment Income Attributable to Duke Energy Corporation	$1,299	$840	$764	$152	$191	$(9)	$3,237
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $75 million for Duke Energy Carolinas, $37 million for Duke Energy Progress, $13 million for Duke Energy Florida, $4 million for Duke Energy Ohio and $12 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	September 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$36	$58	$25	$7	$32	$—	$158
Receivables, net	318	130	159	81	106	10	804
Receivables of variable interest entities, net	932	733	611	—	—	845	3,121
Receivables from affiliated companies	297	19	6	207	247	(703)	73
Notes receivable from affiliated companies	—	329	—	—	—	(233)	96
Inventory	1,112	980	569	108	452	—	3,221
Regulatory assets	995	658	1,212	36	384	(1)	3,284
Other	264	189	162	26	246	(7)	880
Total current assets	3,954	3,096	2,744	465	1,467	(89)	11,637
Property, Plant and Equipment
Cost	53,878	38,503	25,243	8,060	17,916	235	143,835
Accumulated depreciation and amortization	(18,504)	(14,224)	(6,244)	(2,195)	(5,920)	—	(47,087)
Facilities to be retired, net	86	—	—	—	—	—	86
Net property, plant and equipment	35,460	24,279	18,999	5,865	11,996	235	96,834
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,969	4,482	2,038	291	1,030	780	12,590
Nuclear decommissioning trust funds	4,481	3,204	438	—	—	—	8,123
Operating lease right-of-use assets, net	87	384	269	18	49	—	807
Investments in equity method unconsolidated affiliates	—	—	1	—	—	99	100
Investment in consolidated subsidiaries	56	13	3	297	1	221	591
Other	1,179	748	430	71	274	(343)	2,359
Total other noncurrent assets	9,772	8,831	3,179	1,273	1,354	17,540	41,949
Total Assets	49,186	36,206	24,922	7,603	14,817	17,686	150,420
Segment reclassifications, intercompany balances and other	(358)	(458)	(14)	(203)	281	(150)	(902)
Reportable Segment Assets	$48,828	$35,748	$24,908	$7,400	$15,098	$17,536	$149,518
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments, restricted receivables related to Cinergy Receivables Company and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2022
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$1,184	$504	$926	$255	$310	$2	$3,181
Accounts payable to affiliated companies	196	368	119	125	72	(278)	602
Notes payable to affiliated companies	584	—	983	322	483	(186)	2,186
Taxes accrued	265	162	175	211	75	13	901
Interest accrued	118	73	82	23	59	1	356
Current maturities of long-term debt	1,019	368	328	192	3	92	2,002
Asset retirement obligations	279	311	1	23	185	(1)	798
Regulatory liabilities	442	336	250	47	175	(1)	1,249
Other	564	354	337	85	178	(24)	1,494
Total current liabilities	4,651	2,476	3,201	1,283	1,540	(382)	12,769
Long-Term Debt	12,903	10,572	8,089	2,457	4,157	955	39,133
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	1,052	1,670
Other Noncurrent Liabilities
Deferred income taxes	4,160	2,400	2,725	794	1,323	47	11,449
Asset retirement obligations	5,115	5,529	363	78	773	36	11,894
Regulatory liabilities	5,974	4,179	770	301	1,468	(20)	12,672
Operating lease liabilities	73	344	219	18	47	—	701
Accrued pension and other post-retirement benefit costs	39	212	156	64	135	(159)	447
Investment tax credits	301	125	234	3	186	1	850
Other	537	87	122	51	59	(39)	817
Total other noncurrent liabilities	16,199	12,876	4,589	1,309	3,991	(134)	38,830
Equity
Total Duke Energy Corporation stockholders equity	15,133	10,132	9,043	2,536	4,979	15,760	57,583
Noncontrolling interests(c)	—	—	—	—	—	435	435
Total equity	15,133	10,132	9,043	2,536	4,979	16,195	58,018
Total Liabilities and Equity	49,186	36,206	24,922	7,603	14,817	17,686	150,420
Segment reclassifications, intercompany balances and other	(358)	(458)	(14)	(203)	281	(150)	(902)
Reportable Segment Liabilities and Equity	$48,828	$35,748	$24,908	$7,400	$15,098	$17,536	$149,518
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended September 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$121	$306	$—	$—	$427
Operating Expenses
Cost of natural gas	21	168	—	—	189
Operation, maintenance and other	29	86	1	(1)	115
Depreciation and amortization	24	56	—	—	80
Property and other taxes	14	13	—	2	29
Impairment of assets and other charges	(12)	1	—	(1)	(12)
Total operating expenses	76	324	1	—	401
Operating Income (Loss)	45	(18)	(1)	—	26
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	6	—	6
Other income and expenses, net	1	12	6	—	19
Total other income and expenses	1	12	12	—	25
Interest Expense	8	36	—	1	45
Income (Loss) Before Income Taxes	38	(42)	11	(1)	6
Income Tax Expense (Benefit)	8	(8)	2	—	2
Segment Income (Loss)	$30	$(34)	$9	$(1)	$4
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Primarily earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Nine Months Ended September 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$491	$1,421	$—	$—	$1,912
Operating Expenses
Cost of natural gas	174	685	—	—	859
Operation, maintenance and other	140	267	3	—	410
Depreciation and amortization	74	166	—	1	241
Property and other taxes	58	44	—	1	103
Impairment of assets and other charges	(12)	1	—	(1)	(12)
Total operating expenses	434	1,163	3	1	1,601
Gains on Sales of Other Assets and Other, net	—	4	—	—	4
Operating Income (Loss)	57	262	(3)	(1)	315
Other Income and Expenses, net
Equity in earnings of unconsolidated affiliates	—	—	14	—	14
Other income and expenses, net	5	36	6	—	47
Other Income and Expenses, net	5	36	20	—	61
Interest Expense	25	102	—	—	127
Income (Loss) Before Income Taxes	37	196	17	(1)	249
Income Tax (Benefit) Expense	(50)	18	5	(1)	(28)
Segment Income	$87	$178	$12	$—	$277
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	September 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$2	$—	$5	$1	$8
Receivables, net	7	116	—	—	123
Receivables from affiliated companies	107	82	61	(73)	177
Inventory	10	135	—	—	145
Regulatory assets	28	161	—	(1)	188
Other	73	89	4	—	166
Total current assets	227	583	70	(73)	807
Property, Plant and Equipment
Cost	4,224	10,560	70	(1)	14,853
Accumulated depreciation and amortization	(1,008)	(2,027)	—	—	(3,035)
Facilities to be retired, net	—	9	—	—	9
Net property, plant and equipment	3,216	8,542	70	(1)	11,827
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	310	379	—	101	790
Operating lease right-of-use assets, net	—	13	—	—	13
Investments in equity method unconsolidated affiliates	—	—	225	5	230
Investment in consolidated subsidiaries	—	—	—	3	3
Other	21	299	33	2	355
Total other noncurrent assets	655	740	258	1,662	3,315
Total Assets	4,098	9,865	398	1,588	15,949
Segment reclassifications, intercompany balances and other	(75)	(82)	(61)	69	(149)
Reportable Segment Assets	$4,023	$9,783	$337	$1,657	$15,800
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	September 30, 2022
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$70	$284	$7	$—	$361
Accounts payable to affiliated companies	3	61	42	(81)	25
Notes payable to affiliated companies	178	308	—	—	486
Taxes accrued	10	43	(5)	—	48
Interest accrued	9	43	—	—	52
Current maturities of long-term debt	108	—	—	—	108
Regulatory liabilities	24	65	—	—	89
Other	5	82	55	2	144
Total current liabilities	407	886	99	(79)	1,313
Long-Term Debt	463	3,363	66	87	3,979
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	340	854	2	1	1,197
Asset retirement obligations	55	23	—	—	78
Regulatory liabilities	271	1,032	—	13	1,316
Operating lease liabilities	—	11	—	—	11
Accrued pension and other post-retirement benefit costs	22	7	—	1	30
Investment tax credits	1	1	—	(1)	1
Other	43	173	49	1	266
Total other noncurrent liabilities	732	2,101	51	15	2,899
Equity
Total Duke Energy Corporation stockholders' equity	2,489	3,515	179	1,566	7,749
Noncontrolling interests	—	—	3	(1)	2
Total equity	2,489	3,515	182	1,565	7,751
Total Liabilities and Equity	4,098	9,865	398	1,588	15,949
Segment reclassifications, intercompany balances and other	(75)	(82)	(61)	69	(149)
Reportable Segment Liabilities and Equity	$4,023	$9,783	$337	$1,657	$15,800
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
September 2022

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	26,362	25,604	3.0%	0.4%	68,985	68,115	1.3%	2.3%
General Service	22,507	21,991	2.3%	0.7%	59,009	56,956	3.6%	3.1%
Industrial	13,528	13,736	(1.5%)	(1.0%)	37,744	37,436	0.8%	1.5%
Other Energy Sales	148	146	1.4%	n/a	428	419	2.1%	n/a
Unbilled Sales	(2,082)	(937)	(122.2%)	n/a	1,180	(676)	274.6%	n/a
Total Retail Sales	60,463	60,540	(0.1%)	0.2%	167,346	162,250	3.1%	2.3%
Wholesale and Other	13,262	12,327	7.6%		35,231	31,859	10.6%
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	73,725	72,867	1.2%		202,577	194,109	4.4%

Average Number of Customers (Electric)
Residential	7,131,924	7,013,890	1.7%		7,098,468	6,981,026	1.7%
General Service	1,035,725	1,025,606	1.0%		1,041,327	1,021,971	1.9%
Industrial	16,283	16,436	(0.9%)		16,348	16,456	(0.7%)
Other Energy Sales	24,340	24,354	(0.1%)		24,698	24,297	1.7%
Total Retail Customers	8,208,272	8,080,286	1.6%		8,180,841	8,043,750	1.7%
Wholesale and Other	35	35	—%		38	37	2.7%
Total Average Number of Customers – Electric Utilities and Infrastructure	8,208,307	8,080,321	1.6%		8,180,879	8,043,787	1.7%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	9,161	15,428	(40.6%)		29,375	39,527	(25.7%)
Nuclear	19,442	19,147	1.5%		55,435	56,632	(2.1%)
Hydro	309	374	(17.4%)		1,441	2,000	(28.0%)
Natural Gas and Oil	28,513	24,321	17.2%		71,309	60,248	18.4%
Renewable Energy	706	411	71.8%		1,840	1,181	55.8%
Total Generation(d)	58,131	59,681	(2.6%)		159,400	159,588	(0.1%)
Purchased Power and Net Interchange(e)	19,465	16,789	15.9%		52,178	45,558	14.5%
Total Sources of Energy	77,596	76,470	1.5%		211,578	205,146	3.1%
Less: Line Loss and Other	3,871	3,604	7.4%		9,001	11,037	(18.4%)
Total GWh Sources	73,725	72,866	1.2%		202,577	194,109	4.4%

Owned Megawatt (MW) Capacity(c)
Summer					49,847	50,137
Winter					53,015	53,545
Nuclear Capacity Factor (%)(f)					95	96

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2022

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	8,743	8,537	2.4%		23,108	22,960	0.6%
General Service	8,609	8,384	2.7%		22,650	21,496	5.4%
Industrial	5,605	5,966	(6.1%)		15,869	15,458	2.7%
Other Energy Sales	74	82	(9.8%)		226	228	(0.9%)
Unbilled Sales	(962)	(352)	(173.3%)		282	(85)	431.8%
Total Retail Sales	22,069	22,617	(2.4%)	(2.2%)	62,135	60,057	3.5%	2.3%
Wholesale and Other	2,485	2,416	2.9%		6,990	7,300	(4.2%)
Total Consolidated Electric Sales – Duke Energy Carolinas	24,554	25,033	(1.9%)		69,125	67,357	2.6%

Average Number of Customers
Residential	2,382,278	2,340,894	1.8%		2,371,783	2,326,349	2.0%
General Service	399,125	397,453	0.4%		400,440	396,504	1.0%
Industrial	6,045	6,052	(0.1%)		6,053	6,062	(0.1%)
Other Energy Sales	11,233	11,276	(0.4%)		11,242	11,295	(0.5%)
Total Retail Customers	2,798,681	2,755,675	1.6%		2,789,518	2,740,210	1.8%
Wholesale and Other	16	18	(11.1%)		17	18	(5.6%)
Total Average Number of Customers – Duke Energy Carolinas	2,798,697	2,755,693	1.6%		2,789,535	2,740,228	1.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,469	4,661	(68.5%)		6,066	12,779	(52.5%)
Nuclear	11,697	11,191	4.5%		32,943	34,534	(4.6%)
Hydro	119	169	(29.6%)		756	1,181	(36.0%)
Natural Gas and Oil	9,146	6,547	39.7%		21,451	14,966	43.3%
Renewable Energy	143	90	58.9%		389	245	58.8%
Total Generation(d)	22,574	22,658	(0.4%)		61,605	63,705	(3.3%)
Purchased Power and Net Interchange(e)	3,514	3,156	11.3%		10,437	7,166	45.6%
Total Sources of Energy	26,088	25,814	1.1%		72,042	70,871	1.7%
Less: Line Loss and Other	1,534	781	96.4%		2,917	3,514	(17.0%)
Total GWh Sources	24,554	25,033	(1.9%)		69,125	67,357	2.6%

Owned MW Capacity(c)
Summer					19,492	20,001
Winter					20,350	20,877
Nuclear Capacity Factor (%)(f)					95	97

Heating and Cooling Degree Days
Actual
Heating Degree Days	28	9	211.1%		1,823	1,917	(4.9%)
Cooling Degree Days	1,007	1,023	(1.6%)		1,607	1,494	7.6%

Variance from Normal
Heating Degree Days	94.7%	(35.7%)			(6.2%)	(1.2%)
Cooling Degree Days	(0.2%)	1.4%			5.8%	(1.7%)

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2022

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,411	5,324	1.6%		14,608	14,601	—%
General Service	4,202	4,434	(5.2%)		11,670	11,323	3.1%
Industrial	2,844	2,871	(0.9%)		8,571	7,794	10.0%
Other Energy Sales	22	19	15.8%		68	58	17.2%
Unbilled Sales	(211)	(408)	48.3%		(507)	(198)	(156.1%)
Total Retail Sales	12,268	12,240	0.2%	(0.7%)	34,410	33,578	2.5%	1.7%
Wholesale and Other	7,340	6,979	5.2%		20,082	17,977	11.7%
Total Consolidated Electric Sales – Duke Energy Progress	19,608	19,219	2.0%		54,492	51,555	5.7%

Average Number of Customers
Residential	1,436,839	1,411,684	1.8%		1,430,877	1,405,164	1.8%
General Service	248,949	244,070	2.0%		248,526	242,542	2.5%
Industrial	3,314	3,341	(0.8%)		3,325	3,343	(0.5%)
Other Energy Sales	2,548	2,598	(1.9%)		2,561	2,598	(1.4%)
Total Retail Customers	1,691,650	1,661,693	1.8%		1,685,289	1,653,647	1.9%
Wholesale and Other	7	7	—%		8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,691,657	1,661,700	1.8%		1,685,297	1,653,655	1.9%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,630	2,613	(37.6%)		5,374	5,483	(2.0%)
Nuclear	7,745	7,956	(2.7%)		22,492	22,098	1.8%
Hydro	93	118	(21.2%)		489	587	(16.7%)
Natural Gas and Oil	7,125	6,269	13.7%		18,314	17,177	6.6%
Renewable Energy	68	71	(4.2%)		202	198	2.0%
Total Generation(d)	16,661	17,027	(2.1%)		46,871	45,543	2.9%
Purchased Power and Net Interchange(e)	3,652	2,765	32.1%		8,720	7,508	16.1%
Total Sources of Energy	20,313	19,792	2.6%		55,591	53,051	4.8%
Less: Line Loss and Other	705	573	23.0%		1,099	1,496	(26.5%)
Total GWh Sources	19,608	19,219	2.0%		54,492	51,555	5.7%

Owned MW Capacity(c)
Summer					12,464	12,468
Winter					13,605	13,609
Nuclear Capacity Factor (%)(f)					96	94

Heating and Cooling Degree Days
Actual
Heating Degree Days	11	2	450.0%		1,615	1,749	(7.7%)
Cooling Degree Days	1,158	1,120	3.4%		1,863	1,679	11.0%

Variance from Normal
Heating Degree Days	23.3%	(83.5%)			(8.8%)	(1.2%)
Cooling Degree Days	7.3%	4.0%			13.3%	2.2%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2022

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	6,951	6,525	6.5%		16,845	16,215	3.9%
General Service	4,572	4,275	6.9%		11,809	11,231	5.1%
Industrial	944	883	6.9%		2,711	2,547	6.4%
Other Energy Sales	8	6	33.3%		25	17	47.1%
Unbilled Sales	(878)	(152)	—%		320	(28)	1,242.9%
Total Retail Sales	11,597	11,537	0.5%	2.3%	31,710	29,982	5.8%	5.1%
Wholesale and Other	1,958	1,445	35.5%		4,087	2,749	48.7%
Total Electric Sales – Duke Energy Florida	13,555	12,982	4.4%		35,797	32,731	9.4%

Average Number of Customers
Residential	1,721,642	1,693,295	1.7%		1,716,269	1,685,526	1.8%
General Service	207,691	205,720	1.0%		207,385	204,877	1.2%
Industrial	1,854	1,942	(4.5%)		1,878	1,948	(3.6%)
Other Energy Sales	3,726	3,776	(1.3%)		3,746	3,781	(0.9%)
Total Retail Customers	1,934,913	1,904,733	1.6%		1,929,278	1,896,132	1.7%
Wholesale and Other	7	6	16.7%		9	6	50.0%
Total Average Number of Customers – Duke Energy Florida	1,934,920	1,904,739	1.6%		1,929,287	1,896,138	1.7%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,130	1,658	(31.8%)		3,313	4,573	(27.6%)
Natural Gas and Oil	11,193	10,467	6.9%		28,336	25,846	9.6%
Renewable Energy	486	241	101.7%		1,228	720	70.6%
Total Generation(d)	12,809	12,366	3.6%		32,877	31,139	5.6%
Purchased Power and Net Interchange(e)	1,788	1,450	23.3%		4,002	3,514	13.9%
Total Sources of Energy	14,597	13,816	5.7%		36,879	34,653	6.4%
Less: Line Loss and Other	1,042	834	24.9%		1,082	1,922	(43.7%)
Total GWh Sources	13,555	12,982	4.4%		35,797	32,731	9.4%

Owned MW Capacity(c)
Summer					10,469	10,246
Winter					11,115	11,114

Heating and Cooling Degree Days
Actual
Heating Degree Days	—	—	—%		301	310	(2.9%)
Cooling Degree Days	1,502	1,544	(2.7%)		2,983	2,904	2.7%

Variance from Normal
Heating Degree Days	—%	—%			(19.4%)	(18.2%)
Cooling Degree Days	0.8%	3.9%			8.7%	6.5%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2022

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,709	2,677	1.2%		7,134	7,093	0.6%
General Service	2,820	2,558	10.2%		6,688	6,841	(2.2%)
Industrial	1,586	1,496	6.0%		3,841	4,197	(8.5%)
Other Energy Sales	26	27	(3.7%)		65	79	(17.7%)
Unbilled Sales	(130)	(33)	(293.9%)		514	(148)	447.3%
Total Retail Sales	7,011	6,725	4.3%	5.1%	18,242	18,062	1.0%	0.8%
Wholesale and Other	63	119	(47.1%)		393	524	(25.0%)
Total Electric Sales – Duke Energy Ohio	7,074	6,844	3.4%		18,635	18,586	0.3%

Average Number of Customers
Residential	817,960	806,073	1.5%		809,018	804,439	0.6%
General Service	74,622	74,018	0.8%		79,894	73,864	8.2%
Industrial	2,411	2,434	(0.9%)		2,430	2,435	(0.2%)
Other Energy Sales	2,851	2,719	4.9%		3,154	2,648	19.1%
Total Retail Customers	897,844	885,244	1.4%		894,496	883,386	1.3%
Wholesale and Other	1	1	—%		1	1	—%
Total Average Number of Customers – Duke Energy Ohio	897,845	885,245	1.4%		894,497	883,387	1.3%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	572	692	(17.3%)		2,262	2,530	(10.6%)
Natural Gas and Oil	27	22	22.7%		51	50	2.0%
Total Generation(d)	599	714	(16.1%)		2,313	2,580	(10.3%)
Purchased Power and Net Interchange(e)	6,425	6,734	(4.6%)		18,123	17,917	1.1%
Total Sources of Energy	7,024	7,448	(5.7%)		20,436	20,497	(0.3%)
Less: Line Loss and Other	(50)	604	(108.3%)		1,801	1,911	(5.8%)
Total GWh Sources	7,074	6,844	3.4%		18,635	18,586	0.3%

Owned MW Capacity(c)
Summer					1,076	1,076
Winter					1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	57	28	103.6%		3,016	3,042	(0.9%)
Cooling Degree Days	822	855	(3.9%)		1,233	1,215	1.5%

Variance from Normal
Heating Degree Days	8.1%	(47.2%)			(1.4%)	(0.4%)
Cooling Degree Days	6.7%	11.8%			11.3%	10.3%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
September 2022

	Three Months Ended September 30,				Nine Months Ended September 30,
	2022	2021	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)	2022	2021	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,548	2,542	0.2%		7,290	7,246	0.6%
General Service	2,303	2,339	(1.5%)		6,192	6,065	2.1%
Industrial	2,549	2,520	1.2%		6,752	7,440	(9.2%)
Other Energy Sales	18	12	50.0%		44	37	18.9%
Unbilled Sales	100	7	1,328.6%		571	(217)	363.1%
Total Retail Sales	7,518	7,420	1.3%	1.5%	20,849	20,571	1.4%	0.8%
Wholesale and Other	1,416	1,368	3.5%		3,679	3,309	11.2%
Total Electric Sales – Duke Energy Indiana	8,934	8,788	1.7%		24,528	23,880	2.7%

Average Number of Customers
Residential	773,205	761,944	1.5%		770,521	759,548	1.4%
General Service	105,338	104,345	1.0%		105,082	104,184	0.9%
Industrial	2,659	2,667	(0.3%)		2,662	2,668	(0.2%)
Other Energy Sales	3,982	3,985	(0.1%)		3,995	3,975	0.5%
Total Retail Customers	885,184	872,941	1.4%		882,260	870,375	1.4%
Wholesale and Other	4	3	33.3%		3	4	(25.0%)
Total Average Number of Customers – Duke Energy Indiana	885,188	872,944	1.4%		882,263	870,379	1.4%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	4,360	5,804	(24.9%)		12,360	14,162	(12.7%)
Hydro	97	87	11.5%		196	232	(15.5%)
Natural Gas and Oil	1,022	1,016	0.6%		3,157	2,209	42.9%
Renewable Energy	9	9	—%		21	18	16.7%
Total Generation(d)	5,488	6,916	(20.6%)		15,734	16,621	(5.3%)
Purchased Power and Net Interchange(e)	4,086	2,684	52.2%		10,896	9,453	15.3%
Total Sources of Energy	9,574	9,600	(0.3%)		26,630	26,074	2.1%
Less: Line Loss and Other	640	812	(21.2%)		2,102	2,194	(4.2%)
Total GWh Sources	8,934	8,788	1.7%		24,528	23,880	2.7%

Owned MW Capacity(c)
Summer					6,346	6,346
Winter					6,781	6,781

Heating and Cooling Degree Days
Actual
Heating Degree Days	68	30	126.7%		3,365	3,291	2.2%
Cooling Degree Days	843	841	0.2%		1,260	1,196	5.4%

Variance from Normal
Heating Degree Days	12.0%	(50.5%)			2.0%	(0.3%)
Cooling Degree Days	11.3%	10.9%			15.0%	9.1%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
September 2022

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	% Inc. (Dec.)	2022	2021	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	157,145,659	134,549,588	16.8%	463,863,034	390,210,785	18.9%
Duke Energy Midwest LDC throughput (Mcf)	9,559,214	10,268,918	(6.9%)	63,346,715	62,220,828	1.8%

Average Number of Customers – Piedmont Natural Gas
Residential	1,035,224	1,021,965	1.3%	1,038,168	1,022,914	1.5%
Commercial	105,492	104,788	0.7%	106,249	105,482	0.7%
Industrial	946	954	(0.8%)	954	960	(0.6%)
Power Generation	19	19	—%	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,141,681	1,127,726	1.2%	1,145,390	1,129,375	1.4%

Average Number of Customers – Duke Energy Midwest
Residential	513,974	512,679	0.3%	511,553	511,533	—%
General Service	33,608	34,786	(3.4%)	37,677	34,648	8.7%
Industrial	1,532	1,630	(6.0%)	1,544	1,631	(5.3%)
Other	116	129	(10.1%)	120	130	(7.7%)
Total Average Number of Gas Customers – Duke Energy Midwest	549,230	549,224	—%	550,894	547,942	0.5%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
September 2022

	Three Months Ended September 30,			Nine Months Ended September 30,
	2022	2021	% Inc. (Dec.)	2022	2021	% Inc. (Dec.)
Renewable Plant Production, GWh	2,742	2,567	6.8%	9,160	7,942	15.3%
Net Proportional MW Capacity in Operation(a)	n/a	n/a		4,759	4,630	2.8%
(a)    Includes 100% tax equity project capacity.